UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2017 (October 10, 2017)

InfoSonics Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-32217	33-0599368
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		No.)

4435 Eastgate Mall, Suite 320 San Diego, CA 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 373-1600

3636 Nobel Drive, Suite 325

San Diego, CA  92122

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.Material Modification to Rights of Security Holders.

The information provided in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 10, 2017, InfoSonics Corporation (the “Company”) filed Articles of Amendment to its Articles of Incorporation (the “Articles of Amendment”) with the State Department of Assessments and Taxation of the State of Maryland to effect a one-for-five reverse split of the Company’s issued and outstanding common stock (the “Reverse Stock Split”), and the Reverse Stock Split became effective in accordance with the terms of the Articles of Amendment at 4:01 p.m. Eastern Time on October 10, 2017 (the “Effective Time”).

At the Effective Time, every five shares of the Company’s common stock issued and outstanding were automatically combined into one share of common stock, without any change in the par value per share. The Company will not issue any fractional shares in connection with the Reverse Stock Split. Instead, fractional shares will be rounded up to the next largest whole number. The Reverse Stock Split will not modify the rights or preferences of the common stock. Proportional adjustments have been made to the conversion and exercise prices of the Company’s outstanding warrants and stock options, and to the number of shares issued and issuable under the Company’s equity compensation plans.

The Company’s transfer agent, Computershare Trust Company, N.A., is the exchange agent for the Reverse Stock Split and will correspond with stockholders of record regarding the Reverse Stock Split. Stockholders owning shares via a broker or other nominee will have their positions automatically adjusted to reflect the Reverse Stock Split.

The Company’s common stock began trading on the NASDAQ Capital Market on a split-adjusted basis on Wednesday, October 11, 2017. The new CUSIP number for the Company’s common stock following the Reverse Stock Split is 456784206.

The foregoing description of the Articles of Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Articles of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8‑K, and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to the Articles of Incorporation of InfoSonics Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

/s/ Vernon A. LoForti
Vernon A. LoForti
Date:	October 11, 2017	Chief Financial Officer